  Exhibit 10.2

DEBT CONVERSION AGREEMENT

This Debt Conversion Agreement (the “Agreement”) is entered into this 31st day of January, 2019 among Scot Cohen (“Scot”) and Petro River Oil Corp., a Delaware corporation (“Petro”). Each of Scot and Petro may be referred to herein, individually, as a “Party” and, collectively, as the “Parties”.

WHEREAS, Scot Cohen and Petro wish to convert the $300,00 principal amount of debt and interest (the “Debt”) into units issued under the Securities Purchase Agreement dated January 31, 2019 (the “SPA”); and

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. Conversion. Petro and Scot hereby agree to convert $300,000 consisting of principal and accrued interest of the Debt as of the date hereof into units issued under the SPA.

2. Representations and Warranties. Each Party represents and warrants to each other Party, as of the date hereof, that with respect to itself, (a) it is duly formed and existing and in good standing under its jurisdiction of formation, and is duly qualified to do business under the laws of such jurisdiction and each other jurisdiction in which such qualification is required to perform its obligations under this Agreement, (b) it has the limited liability company and corporate power, as applicable, to execute and deliver this Agreement and perform its obligations under this Agreement, (c) this Agreement has been duly executed and delivered by it and is legally binding upon it (assuming that each other Party has duly executed and delivered this Agreement), enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity and (d) the execution, delivery and performance of this Agreement by the Parties, and the consummation of the transactions contemplated by this Agreement, will not (i) violate any provision of any governing instruments of the Parties, (ii) result in a material default (with due notice or lapse of time or both) or the creation of any lien or encumbrance or give rise to any right of termination, cancellation or acceleration under any material note, bond, mortgage, indenture, or other financing instrument to which the Parties are parties or by which they are bound, (iii) violate any judgment, order, ruling or regulation applicable to the Parties as parties in interest or (iv) violate any law applicable to the Parties, except any matters described in Clauses (ii) or (iii) above which would not have a material adverse effect on the Parties or their properties.

4. Notices.

(a) Subject to clause (b) below, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or e-mail to the address of such Party set forth on the signature page hereto.

(b)  Any Party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other in the manner set forth above.

5. GOVERNING LAW; JURISDICTION.

(a) THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW WHICH WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(b) THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPROPRIATE APPELLATE COURTS THEREFROM, AND EACH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT MAY BE HEARD AND DETERMINED IN SUCH COURTS. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH DISPUTE, CONTROVERSY OR CLAIM BROUGHT IN ANY SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF SUCH DISPUTE, CONTROVERSY OR CLAIM IN ANY SUCH COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW.

5. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

6. Waivers; Amendments.

(a) No failure or delay by the Parties in exercising any right or power hereunder shall operate as a waiver hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise hereof or the exercise of any other right or power. The rights and remedies of the Parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Party therefrom shall in any event be effective unless the same shall be permitted by clause (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

(b) Neither this Agreement nor any other provision hereof may be waived, amended or modified except pursuant to an agreement in writing entered into by the Parties and expressly identified as a waiver, amendment or modification.

7. Assignment. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

8. No Third-Party Beneficiaries. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any person (other than the Parties hereto, their respective successors and assigns permitted hereby) any legal or equitable right, cause of action, remedy or claim under or by reason of this Agreement.

9. Severability. Any provision of the Agreement held to be invalid, illegal or unenforceable in any respect in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

10. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement.

11. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

12. Interpretation. The Parties acknowledge and agree that (i) each Party has had the opportunity to exercise business discretion in relation to the negotiation of the details of the transaction contemplated hereby, (ii) this Agreement is the result of arms-length negotiations from equal bargaining positions and (iii) each Party and its counsel participated in the preparation and negotiation of this Agreement. Any rule of construction that a contract be construed against the drafter shall not apply to the interpretation or construction of this Agreement.

13. Entire Agreement. This Agreement constitute the entire agreement among the Parties pertaining to the subject matter hereof, and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Scot Cohen

By: /s/ Scot Cohen
Name: Scot Cohen
Title: Manager

PETRO RIVER OIL CORP.

By: /s/ Stephen Brunner
Name: Stephen Brunner
Title: President